AllianceBernstein Cap Fund, Inc.-U.S. Strategic Research
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811-03131


77.Q1 Articles Supplementary

Articles Supplementary: Incorporated by reference to Exhibit (a) (11) to Post-Effective Amendment No. 88 to Registrants Registration Statement
 on Form N-1A, filed with the Securities and Exchange Commission on December 23, 2009.